Exhibit 32.1
CERTIFICATION
In connection with this quarterly report of Call Now, Inc. (the “Company”) on Form 10-QSB for the quarter ended March 31, 2008, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Thomas R Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc., certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2008
/s/ Thomas R. Johnson
Thomas R. Johnson
Chief Executive Officer and Chief Financial Officer